UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2019

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing Series A Trust Preferred Interest in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing Series B Trust Preferred Interest in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing Series C Trust Preferred Interest in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8     Other Events
Item 8.01    Other Events

On December 2, 2019, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company” and, together with the Trust, “CODI”) closed the sale of 600,000 of the Trust’s 7.875% Series C Cumulative Preferred Shares (the “Series C Preferred Shares”), which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333- 234665) which was automatically effective on November 13, 2019 (the “Registration Statement”). Each Series C Preferred Share corresponds to one underlying 7.875% Series C Cumulative Trust Preferred Interest (the “Series C Trust Preferred Interest”) of the Company that was issued simultaneously to the Trust. The terms of the Series C Trust Preferred Interests are designed to mirror those of the Series C Preferred Shares.
The Series C Preferred Shares were sold pursuant to a full exercise of an option to purchase additional Series C Preferred Shares by the underwriters pursuant to the Underwriting Agreement, dated November 13, 2019, by and among the Company, the Trust and Compass Group Management LLC and Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC, as managers of the several underwriters listed therein (collectively, the “Underwriters”).

Validity opinions with respect to the Series C Preferred Shares and their underlying Series C Trust Preferred Interests of the Company are being filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement.

On December 2, 2019, CODI issued a press release announcing that the Underwriters fully exercised their option to purchase the additional Series C Preferred Shares. A copy of the press release announcing such exercise is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

4.1	Form of 7.875% Series C Cumulative Preferred Share Certificate

5.1	Legality Opinion of Richards, Layton & Finger, P.A. as to the Trust

5.2	Legality Opinion of Richards, Layton & Finger P.A. as to the Company

23.1	Consent of Richards, Layton & Finger, P.A. (contained in Exhibits 5.1 and 5.2 hereto)

99.1	Press Release of CODI dated December 2, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer